UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2015

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On June 15, 2015, Bear State Financial, Inc. issued a press release announcing its selection for inclusion in the Russell 3000 Index. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)          The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated June 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: June 17, 2015	By:	/s/ Matt Machen
	Name:	Matt Machen
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 15, 2015